Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2018
CASH AND CASH EQUIVALENTS [Abstract]
Cash and Cash Equivalents

NOTE 4 – CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of the following:

	December 31, 2018	December 31, 2017
Cash and cash equivalents	$ 58,590	$ 24,047
Restricted cash	2,865	5,886

Total cash and cash equivalents and restricted cash	$ 61,455	$ 29,933

Short-term deposits and highly liquid funds relate to amounts held in banks for general financing purposes and represent deposits with an original maturity of less than three months.

Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Partners does maintain cash deposits and equivalents in excess of government-provided insurance limits. Navios Partners also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.

Restricted cash, at each of December 31, 2018 and December 31, 2017, included $865 and $386, respectively, which related to amounts held in retention accounts in order to service debt and interest payments, as required by certain of Navios Partners’ credit facilities. Also, as of December 31, 2018, restricted cash included $2,000 as cash collateral to the Term Loan B, due to the release of certain mortgaged vessels of the fleet. As of December 31, 2017, an amount of $5,500 was held as security in the form of a letter of guarantee, relating to the chartering of a vessel, which was released in March 2018.